Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of RiT Technologies Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Doron Zinger, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2008

By: /s/ Doron Zinger —————————————— Doron Zinger President and Chief Executive Officer